Exhibit 10.21

EXECUTION VERSION

AMENDMENT NO. 3 TO LOAN AND SERVICING AGREEMENT, dated as of April 18, 2024 (this “Amendment”), among MSD BDC SPV II, LLC, a Delaware limited liability company, as borrower (the “Borrower”), MSD Investment Corp., a Maryland corporation, as collateral manager (the “Collateral Manager”) and as equityholder (the “Equityholder”), Citizens Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), as a required lender (in such capacity, a “Required Lender”) and as a lender (in such capacity, a “Lender”) and EverBank, N.A., as a Lender.

WHEREAS, the Borrower, the Equityholder, the Collateral Manager, MSD Investment Corp., as the seller, U.S. Bank Trust Company, National Association, as the collateral agent, U.S. Bank National Association, as the account bank and the collateral custodian, the Administrative Agent, Citizens Bank, N.A., as the swingline lender, and each Lender party thereto are party to the Loan and Servicing Agreement, dated as of August 15, 2023 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent, the Required Lender and the Lenders party hereto have agreed to amend the Loan Agreement in accordance with Section 11.01 of the Loan Agreement and subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions
SECTION 1.1.
Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.
ARTICLE II

Amendments
SECTION 2.1.
Amendments to the Loan Agreement. The Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double underlined text) as set forth on the pages of the Loan Agreement attached as Exhibit A hereto.

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ARTICLE III

Conditions to Effectiveness
SECTION 3.1.
This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions:
(a)
execution and delivery of this Amendment by each party hereto;
(b)
all fees (including reasonable and documented fees, disbursements and other charges of external counsel to the extent invoiced one Business Day prior to the date hereof) due to the Lenders on or prior to the effective date of this Amendment have been paid in full;
(c)
the Administrative Agent and the Lenders shall have received the executed legal opinion or opinions of Morgan, Lewis & Bockius LLP, counsel to the Borrower, addressed to the Administrative Agent and the Lenders dated as of the date hereof, each in form and substance acceptable to the Administrative Agent and each Lender in its reasonable discretion; and
(d)
the Administrative Agent and the Lenders shall have received a good standing certificate for the Borrower issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer.
ARTICLE IV

Representations and Warranties
SECTION 4.1.
The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date first written above, (i) no Event of Default, Unmatured Event of Default, Collateral Manager Default or Unmatured Collateral Manager Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).
ARTICLE V

Miscellaneous
SECTION 5.1.
Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 5.2.
Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 5.3.
Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.
SECTION 5.4.
Counterparts; Electronic Execution. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by email transmission shall be effective as delivery of a manually executed counterpart hereof. The parties agree that this Amendment may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.
SECTION 5.5.
Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MSD BDC SPV II, LLC, as Borrower

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

MSD INVESTMENT CORP., as Equityholder and as Collateral Manager

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

CITIZENS BANK, N.A., as Administrative Agent

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

CITIZENS BANK, N.A., as a Required Lender and as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

EverBank, N.A., as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Loan and Servicing Agreement]

Exhibit A

CONFORMED LOAN AND SERVICING AGREEMENT

= USActive 59581435.8